UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2012

P. H. Glatfelter Company

(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 S. George Street, Suite 520, York, Pennsylvania		17401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 717-225-4711

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Indenture

On October 3, 2012, P. H. Glatfelter Company (the “Company”) completed an offering of $250 million in aggregate principal amount of 5.375% senior notes due 2020 (the “Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Notes are fully and unconditionally guaranteed on a senior basis by PHG Tea Leaves, Inc., Mollanvick, Inc., The Glatfelter Pulp Wood Company and Glatfelter Holdings, LLC (the “Guarantors”).

The Notes were issued under an Indenture dated as of October 3, 2012 (the “Indenture”) among the Company, the Guarantors and U.S. Bank National Association, as Trustee and bear interest at a rate of 5.375% per annum. The Company will pay interest on the Notes on April 15 and October 15 of each year commencing on April 15, 2013. The Notes are redeemable, in whole or in part, at any time on or after October 15, 2016 at the redemption prices specified in the Indenture. Prior to October 15, 2016, the Company may redeem some or all of the Notes at a “make-whole” premium as specified in the Indenture. The Notes and the guarantees of the Notes are senior obligations of the Company and the Guarantors, respectively, rank equally in right of payment with future senior indebtedness of the Company and the Guarantors and will mature on October 15, 2020.

The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

The holders of the Notes are entitled to the benefits of a Registration Rights Agreement dated October 3, 2012 (the “Registration Rights Agreement”), among the Company, the Guarantors and the initial purchasers listed therein. Pursuant to the Registration Rights Agreement, the Company and the Guarantors have agreed to file a registration statement with the Securities and Exchange Commission for an offer to exchange the Notes for a new issuance of substantially identical notes issued under the Securities Act on or before 120 days after October 3, 2012, and to use their reasonable best efforts to cause the registration statement to be declared effective on or before 240 days after October 3, 2012. The Company may be required to file a shelf registration statement to cover resales of the Notes under certain circumstances. If the Company fails to satisfy its obligations under the Registration Rights Agreement, it may be required to pay additional interest on the Notes.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Supplemental Indenture

In connection with the Company’s previously announced cash tender offer for any and all of its $200 million outstanding aggregate principal amount of 7 1/8% senior notes due 2016 (the “2016 Notes”) and related consent solicitation to amend certain provisions of the Indenture dated as of April 28, 2006 (as amended and supplemented, the “2016 Notes Indenture”) pursuant to which the 2016 Notes were issued, on October 3, 2012, the Company, the Guarantors and U.S. Bank National Association, as Trustee under the 2016 Indenture, executed the Second Supplemental Indenture (the “Supplemental Indenture”). The Supplemental Indenture was entered into to implement amendments for which consents from the holders of at least a majority in principal amount of the 2016 Notes were received in connection with the tender offer and consent solicitation. The Supplemental Indenture amends the 2016 Notes Indenture to eliminate most of the restrictive covenants, certain events of default applicable to the 2016 Notes and certain other provisions contained in the 2016 Notes Indenture and the 2016 Notes.

The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under the heading “Indenture” in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.03. Material Modification to Rights of Security Holders.

The information under the heading “Supplemental Indenture” in Item 1.01 of this Current Report is incorporated by reference into this Item 3.03.

Item 8.01. Other Events.

On October 3, 2012, the Company issued a press release announcing the early tender results of its previously announced cash tender offer and consent solicitation with respect to the 2016 Notes, and that it had accepted for payment the $152,279,000 aggregate principal amount of 2016 Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on October 2, 2012. As a result of the receipt of consents in respect of more than a majority of the outstanding principal amount of the 2016 Notes, which is sufficient to approve the proposed amendments to the 2016 Notes Indenture, the Company, the Guarantors of the 2016 Notes and the trustee under the 2016 Notes Indenture executed the Supplemental Indenture as described above in Item 1.01. The withdrawal deadline has passed, and holders that tendered 2016 Notes may no longer withdraw such 2016 Notes or revoke their related consents. The tender offer and consent solicitation is scheduled to expire at 11:59 p.m., New York City time, on October 17, 2012. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

October 3, 2012	By:	/s/ John P. Jacunski
Name: John P. Jacunski
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of October 3, 2012, by and among P. H. Glatfelter Company, the Guarantors named therein and U.S. Bank National Association, as Trustee

4.2	Second Supplemental Indenture, dated as of October 3, 2012, to the Indenture dated as of April 28, 2006, as amended, by and among P. H. Glatfelter Company, the Guarantors named therein and U.S. Bank National Association, as Trustee

10.1	Registration Rights Agreement, dated as of October 3, 2012, by and among P. H. Glatfelter Company, the Guarantors named therein and J.P. Morgan Securities LLC, as representative of the initial purchaser listed therein

99.1	Press release dated October 3, 2012